                                                               EXHIBIT  23
                                                               -----------

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

TO FALCON PRODUCTS, INC.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-98469, 33-15698, 33-46997, 33-46998 and
333-18671.





                                    ARTHUR ANDERSEN LLP

St. Louis, Missouri,
January 27, 1998